PART C
To the Registration Statement of
Managers AMG Funds (the "Trust")
Item 23.	Exhibits.
Exhibit No.				Description
a.1	Master Trust Agreement dated June 18, 1999.(i)
a.2	Amendment No. 1 to Master Trust Agreement changing the name of the
"Essex Growth Fund" to "Essex Aggressive Growth Fund."(iii)
a.3	Amendment No. 2 to Master Trust Agreement changing the name of the
Trust to "Managers AMG Funds."(iii)
a.4	Amendment No. 3 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
Growth Fund."(vii)
a.5	Amendment No. 4 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "First Quadrant Tax-Managed Equity Fund."(vii)
a.6	Amendment No. 5 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier Small Company Value Fund." (ix)
b.	By-Laws of the Trust dated June 18, 1999.(i)
c.	Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j), 4.2(k), 4.2(m), 4.6, 6.3,
6.5, 6.6, 7.1, 7.2 and 7.3 and Article V of the Master Trust
Agreement are included in Exhibit a.(i)
d.1	Investment Management Agreement between the Registrant and The
Managers Funds LLC, dated as of October 19, 1999.(iii)
d.2	Form of Letter Agreement to Investment Management Agreement
between the Registrant and The Managers Funds, LLC with respect to the
Frontier Growth Fund, dated as of September 19, 2000. (vi).
d.3	Form of Letter Agreement to Investment Management Agreement
between the Registrant and The Managers Funds LLC with respect to the
First Quadrant Tax-Managed Equity Fund.(vii)
d.4	Form of Letter Agreement to Investment Management Agreement
between the Registrant and The Managers Funds LLC with respect to the
Frontier Small Company Value Fund.(viii)
d.5	Sub-Advisory Agreement between The Managers Funds LLC and Essex
Investment Management Company, LLC with respect to the Essex
Aggressive Growth Fund, dated as of October 19, 1999. (iii)
d.6	Form of Sub-Advisory Agreement between The Managers Funds LLC and
Frontier Capital Management Company, LLC with respect to the Frontier
Growth Fund, dated as of September 19, 2000 (iv).
d.7	Form of Sub-Advisory Agreement between The Managers Funds, LLC and First Quadrant, L.P. with respect to the First Quadrant Tax-Managed
Equity Fund, dated as of November 14, 2000.(vii)
d.8	Form of Letter Agreement to Sub-Advisory Agreement between The
Managers Funds LLC and Frontier Capital Management Company, LLC
with respect to the Frontier Small Company Value Fund.(viii)
e.1	Distribution Agreement between the Registrant and The Managers Funds
LLC, dated as of October 19, 1999. (iii)
e.2	Form of Letter Agreement to the Distribution Agreement between the
Registrant and The Managers Funds LLC with respect to the Frontier
Growth Fund. (vi)
e.3	Form of Letter Agreement to the Distribution Agreement between the
Registrant and The Managers Funds LLC with respect to the Frontier
Small Company Value Fund. (ix)
f.	Not applicable.
g.	Form of Custodian Agreement between the Registrant and State Street
Bank and Trust Company.
h.	Form of Transfer Agency Agreement between the Registrant and Boston
Financial Data Services, Inc.
i.1	Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to the
Essex Aggressive Growth Fund.(iii)
i.2	Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to the
Frontier Growth Fund. (vi)
i.3	Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to the
First Quadrant Tax-Managed Equity Fund.(vii)
i.4	Opinion and Consent of Goodwin Procter LLP with respect to the Frontier
Small Company Value Fund. (ix)
i.5	Consent of Goodwin Procter LLP with respect to the Essex Aggressive
Growth Fund, filed herewith.
j.1	Consent of PricewaterhouseCoopers LLP with respect to the Essex
Aggressive Growth Fund, filed herewith
k.	Not Applicable.
l.	Power of Attorney dated September 9, 1999. (ii)
m.	Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15,
1999.(iii)
n.	Not applicable.
o.	Not applicable.
p.1	Code of Ethics of the Trust.(vi)
p.2	Code of Ethics of The Managers Funds LLC. (ix)
p.3	Code of Ethics of Essex Investment Management Company, LLC. (vii)
p.4	Code of Ethics of Frontier Capital Management Company, LLC.(vi)
p.5	Code of Ethics of First Quadrant, L.P.(vii)


(i)	Filed as an exhibit to the Registrant's Registration Statement on Form N-
1A, Registration No. 333-84639 (filed August 6, 1999), under the same exhibit number.
(ii)	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
September 23, 1999), under the same exhibit number.
(iii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
November 1, 1999), under the same exhibit number.
(iv)	Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
June 19, 2000), under the same exhibit number.
(v)	Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
August 1, 2000), under the same exhibit number.
(vi)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
September 15, 2000), under the same exhibit number.
(vii)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
November 14, 2000), under the same exhibit number.
(viii)	Filed as an exhibit to Post-Effective Amendment No. 6 to the
Registrant's Registration Statement on Form N-1A, Registration No.
333-84639 (filed November 17, 2000), under the same exhibit number.
(ix)	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's
Registration Statement on Form N-1A, Registration No. 333-84639 (filed
February 20, 2001), under the same exhibit number.
Item 24.	Persons Controlled by or Under Common Control with
Registrant.
None.
Item 25.	Indemnification.
Under Article VI of the Registrant's Master Trust Agreement,
any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the
Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the
Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body;
or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under
procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment
Company Act of 1940, as amended (the "1940 Act"). Said Article VI further provides that the Registrant shall indemnify any Covered
Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such
Covered Person's action was in or not opposed to the best interests of the Registrant.
Item 26.	Business and Other Connections of Investment Adviser.
The Managers Funds LLC, a registered investment adviser, is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member.  The Managers Funds LLC serves as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds
LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.  The file number of said ADV Form is 801-56365.
Essex Investment Management Company, LLC ("Essex') serves as sub-adviser to the Essex Aggressive Growth Fund.  AMG owns a majority interest in Essex.  Essex is the successor firm to Essex Investment
Management Company, Inc., which was formed in 1976.  The business and other connections of the officers and directors of Essex are listed in
Schedules A and D of its ADV Form as currently on file with the
Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-12548.
Frontier Capital Management Company, LLC. ("Frontier") serves as sub-adviser to the Frontier Growth Fund and to the Frontier Small Company
Value Fund.  AMG owns a majority interest in Frontier.  Frontier is the successor firm to Frontier Capital Management Company, Inc., which was formed in 1980. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.  The file number of said ADV Form is 801-15724.
First Quadrant, L.P. ("First Quadrant") serves as sub-adviser to the
First Quadrant Tax-Managed Equity Fund.  AMG owns a majority interest in
First Quadrant. First Quadrant is the successor firm to First Quadrant Corporation, which was formed in 1988. a registered investment adviser,
The business and other connections of the officers and directors of First Quadrant are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.  The file number of said ADV Form is 801-
51748.
Item 27.	Principal Underwriters.
(a)	Managers Distributors, Inc. acts as principal underwriter for the
Registrant.  Managers Distributors, Inc. also acts as principal underwriter for The Managers Funds, The Managers Trust I and The
Managers Trust II.
(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:
Name and Principal
Business Address
Positions
and Offices
with
Underwriter
Positions
and
Offices
with Fund
Nathaniel Dalton
c/o Affiliated
Managers Group, Inc.
Two International
Place, 23rd Floor
Boston, Massachusettts
02110
Director
None
Daniel J. Shea
c/o Affiliated
Managers Group, Inc.
Two International
Place, 23rd Floor
Boston, Massachusettts
02110
Director
None
John Kingston, III
c/o Affiliated
Managers Group, Inc.
Two International
Place, 23rd Floor
Boston, Massachusettts
02110
Director and
Secretary
Secretary
Peter M. Lebovitz
40 Richards Avenue
Norwalk, Connecticut
06854-2325
President
President
Donald Rumery
40 Richards Avenue
Norwalk, Connecticut
06854-2325
Treasurer
Treasurer
and
Principal
Accounting
Officer
Laura Pentimone
40 Richards Avenue
Norwalk, Connecticut
06854-2325
Assistant
Secretary
Assistant
Secretary

(c)	Not applicable.
Item 28.	Location of Accounts and Records.
The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards Avenue, Norwalk, Connecticut
06854 and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776
Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc. 1776 Heritage Drive, North Quincy, Massachusetts 01171.
Item 29.	Management Services.
There are no management-related service contracts other than the
Investment Management Agreement relating to management services described in Parts A and B.
Item 30.	Undertakings.
Not applicable.
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